Exhibit 23.1
Consent of Stark, Winter, Schenkein and Co., LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated December 30, 2004, of Liska Biometry, Inc. of our report dated March 6, 2004, relating to the financial statements of Liska Biometry, Inc. as of December 31, 2003.

                             Stark Winter Schenkein & Co., LLP
                             Certified Public Accountants

December 30, 2004
Denver, Colorado